Exhibit 10.45

                    FIRST AMENDMENT TO PLEDGE AGREEMENT

     THIS FIRST AMENDMENT TO PLEDGE AGREEMENT is made and entered into as of January 15, 1999, by and between I-LINK INCORPORATED, a Florida corporation (the "Pledgor"), and Winter Harbor, L.L.C., a Delaware limited liability company (the "Pledgee").

                                 RECITALS

     A. The Pledgor owns all of the capital stock of I-Link Systems, Inc., I-Link Communications, Inc., Vianet Technologies, Ltd. and MiBridge, Inc. and the limited liability company interests of I-Link Worldwide, L.L.C. (collectively, the "Companies" and individually, a "Company").

     B. The Pledgee has lent to the Pledgor (i) $5,768,000 in four installments on a demand loan basis, which installments were made on January 26, 1998, February 23, 1998, March 3, 1998, and March 24, 1998
(collectively, the "Original Loans"). The obligations of the Pledgor under the Original Loans and under the notes and other documents and instruments entered into in connection therewith are secured by a Pledge Agreement, dated as of April 14, 1997 (the "Original Pledge Agreement"), entered into pursuant to the Agreement, dated April 14, 1998 (the "Original Agreement"), by and between the Pledgee and the Pledgor. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

     C. The Pledgee has further lent to the Pledgor $2,000,000 in three installments on a demand loan basis, which installments were made on May 13, 1998, May 29, 1998, and June 8, 1998, totaling $2,000,000 (collectively the "Second Loans") and has made available for borrowing $8,000,000 pursuant to a Loan Agreement, dated January 15, 1999 (the "Loan Agreement"). The loans made pursuant to the Loan Agreement, together with the Original Loan and the Second Loan, may be referred to hereinafter as the "Loans". Each of the Loans is evidenced by certain promissory notes (the "Notes").

     D. In order to induce the Pledgee to enter into the Loan Agreement and to secure the Second Loans and the Loans made pursuant to the Loan Agreement, the Pledgor has agreed to enter into this Amendment. The Original Pledge Agreement as amended hereby shall be referred to as the "Pledge Agreement".

                                AGREEMENTS

     In consideration of the foregoing Recitals, and of the agreements made herein, and of the Loans made or to be made by the Pledgee to the Pledgor, the Pledgor and the Pledgee agree as follows:

     1.  Amendments.

     1.1 The Recital of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

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          The Pledgee has lent to the Pledgor (i) $5,768,000 in four installments on a demand loan basis, which installments were made on January 26, 1998, February 23, 1998, March 3, 1998, and March 24, 1998
     (collectively, the "Original Loans").   The Pledgee has further lent to the
     Pledgor $2,000,000 in three installments on a demand loan basis, which installments were made on May 13, 1998, May 29, 1998, and June 8, 1998, totaling $2,000,000 (collectively the "Second Loans"), and has made available for borrowing $8,000,000 pursuant to a Loan Agreement, dated January 15, 1999 (the "Loan Agreement"). The loans made pursuant to the Loan Agreement, together with the Original Loan and the Second Loan, may be referred to hereinafter as the "Loans". Each of the Loans is evidenced by certain promissory notes (the "Notes"). The Pledgor requested that the Pledgee not demand payment on the Original Loans before May 15, 1998 (the "Demand Date"). Pursuant to the Agreement, dated April 14, 1998 (the "Original Agreement"), the Original Loans automatically came due upon the Demand Date since the Borrower did not make payment in full of the Original Loans by that date. The Lender has revoked such demand pursuant to the terms of an Agreement, dated January 15, 1999 (the "Amended Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement. Unless otherwise set forth herein, references in this Pledge Agreement to the "Agreement" shall mean the Original Agreement, the Amended Agreement and the Loan Agreement. As security for the Loans and the Agreement, the Pledgor has agreed to enter into this Pledge Agreement.

         1.2 Section 1(a) of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

             (a) The Pledgor hereby grants to the Pledgee, as security for the Loans and the obligations of the Pledgor (i) under the Original Agreement, a first priority perfected security interest in, and (ii) under the Amended Agreement and the Loan Agreement, second priority perfected security interest in, and pledges, assigns, hypothecates and transfers to the Pledgee, all of the Pledgor's interests in and right and title to, all of the issued and outstanding shares of capital stock of each of I-Link Systems, Inc., I-Link Communications, Inc., Vianet Technologies, Ltd. and MiBridge, Inc.
         and all of the issued and outstanding limited liability company interests of I-Link Worldwide, L.L.C. (together, the "Collateral").

         1.3 Section 2(a) of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

             (a) the Collateral constitutes all of the capital stock of each of I-Link Systems, Inc. ("Systems"), I-Link
         Communications, Inc. ("Communications"), Vianet Technologies, Ltd. ("Vianet") and MiBridge, Inc. ("MiBridge") and the limited liability company interests of I-Link Worldwide, L.L.C.
         ("Worldwide");

         1.4 Section 2(b) of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

             (b) the Collateral is validly issued, fully paid and nonassessable and is not subject to any liens (except for the lien of Mr. Drore Nahumi on the capital stock of MiBridge, Inc.), charges or encumbrances whatsoever, except for the security
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         interest granted pursuant hereto;

         1.5 Section 2(d) of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

             (d) the execution, delivery and performance of this Pledge Agreement will not conflict with, result in a breach of or constitute a default under any indenture or agreement to which the Pledgor, Systems, Communications, Vianet, MiBridge or Worldwide is a party or by which any of them is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of their respective property or assets;

         1.6 The last sentence of Section 5 of the Original Pledge Agreement is hereby amended in its entirety to read as follows:

         There likewise shall be pledged to the Pledgee, to be added to the pledged property and subject to the pledge, any and all additional issued shares of Systems, Communications, Vianet and MiBridge and limited liability company interests of Worldwide to the Pledgor by way of dividend, splits, rights, new securities or otherwise, to the end that all the issued and outstanding shares of Systems, Communications, Vianet and MiBridge and limited liability company interests of Worldwide will be pledged to Pledgee.

      2. Representations and Warranties. Each and every representation and warranty set forth in the Original Pledge Agreement is hereby confirmed and ratified, in all material respects, by the Pledgor, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken except to the extent such representations and warranties have been affected by events contemplated by or permitted pursuant to the Agreement.

     3. Counterparts. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Pledgor and the Pledgee have each executed at least one counterpart.

     4. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.

     5. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns, and in particular, any holder of the Notes.

     6. Reference to Original Pledge Agreement. Except as amended hereby, the Original Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Original Pledge Agreement accomplished hereby, each reference in the Original Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Pledge Agreement in the Agreement or other agreement, document or instrument executed and delivered pursuant to the Agreement, shall be deemed a reference to the Original Pledge Agreement, as amended hereby.
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     7.  No Other Modifications.  Except as expressly provided in this
Amendment, all of the terms and conditions of the Original Pledge
Agreement shall remain unchanged and in full force and effect.

                         [Signature Page Follows]




















































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      IN WITNESS WHEREOF, the undersigned have executed this First
Amendment to Pledge Agreement on the day and year first above written.

PLEDGOR:


I-LINK INCORPORATED

By:    /s John Edwards
       John Edwards, President



PLEDGEE:


WINTER HARBOR, L.L.C.

By:    First Media, L.P., its member

       By:  First Media Corporation,
            its sole general partner


       By:  /s Ralph W. Hardy Jr.
            Ralph W. Hardy Jr., Secretary





























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